UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2018

Athersys, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-33876	20-4864095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3201 Carnegie Avenue, Cleveland, Ohio		44115-2634
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 431-9900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 25, 2018, the Board of Directors (the “Board”) of Athersys, Inc. (the “Company”) amended and restated the Company’s bylaws (the “Amended and Restated Bylaws”), effective immediately. Among other things, including immaterial, modernizing and technical changes, the Amended and Restated Bylaws:

•	add a forum selection provision that provides that, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have subject-matter jurisdiction, another state or federal court within the State of Delaware), which the Board determined to be in the best interests of the Company and its stockholders for a number of reasons, including the importance of preventing the unnecessary diversion of corporate resources to address costly, wasteful and duplicative multi-forum litigation, facilitating increased consistency and predictability in litigation outcomes and recent caselaw developments in other jurisdictions upholding the Board’s authority to adopt such bylaws and their validity;

•	provide for advance notice procedures to govern the process by which stockholders can nominate directors and propose other business for consideration at meetings of stockholders; and

•	increase the requisite percentage of share ownership to call a special meeting to a majority of all shares issued, outstanding and entitled to vote, which the Board determined to be in the best interests of the Company and its stockholders for a number of reasons, including the importance of protecting all of the Company’s stockholders against self-interested actions by one or a few large stockholders, and otherwise protecting the Company’s stockholders from the use of unfair, abusive and coercive takeover tactics.

The foregoing description of the Amended and Restated Bylaws is only a summary, does not purport to be a complete description of the Amended and Restated Bylaws, and is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Bylaws of Athersys, Inc., as amended and restated May 25, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHERYS, INC.

By:	/s/ Laura K. Campbell
	Name:	Laura K. Campbell
	Title:	Senior Vice President of Finance

Date: June 1, 2018

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